Property and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 4—Property and Equipment

Property and equipment consisted of the following at December 31, 2016 and 2015:

Description	Life	2016	2015
Computer equipment	3 years	$173,147	$193,596
Office furniture and equipment	5-7 years	238,661	247,679
Software	3 years	125,412	125,412
Laboratory equipment	7 years	1,117,173	1,120,693
Leasehold improvements	5 years	684,515	683,295
Manufacturing equipment	7 years	905,121	910,792

Subtotal:		3,244,029	3,281,467

Less: accumulated depreciation and impairment		(3,194,029)	(2,443,600)

Total property and equipment, net		$50,000	$837,867

Property and equipment is carried at cost less accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful life of three to seven years, depending upon the type of equipment, except for leasehold improvements which are amortized using the straight-line method over the remaining lease term or the life of the asset, whichever is shorter. The cost of repairs and maintenance is charged as an expense to the consolidated statements of operations as incurred. Depreciation expense totaled $238,127 and $351,403 for the years ended December 31, 2016 and 2015, respectively.

In connection with the assignment of the Company’s corporate headquarters lease and sale of certain assets which was effective as of February 1, 2017 (see Note 13), and based on the consideration received being less than the carrying value of the assets, management determined it was appropriate to write-down the carrying value of the property and equipment to its recoverable value of $50,000 as of December 31, 2016. The Company recorded an impairment loss of $548,638 for the year ended December 31, 2016.